UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2015

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 353-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Herman J. Cohen’s Resignation

On November 20, 2015, Herman J. Cohen provided Hyperdynamics Corporation (the “Company”) notice of his intention to retire from the Board of Directors of the Company and the Government Relations (Chair) and Compensation, Nominating, and Corporate Governance Committees effective as of the close of business on November 20, 2015.

Patricia N. Moller and Gary D. Elliston’s Appointment

In addition, upon Mr. Cohen’s retirement, the Board of Directors elected Patricia N. Moller to fill the resulting vacancy. Ms. Moller will serve as Chair of the Government Relations Committee.

Also upon Mr. Cohen’s retirement, the Board of Directors of the Company increased its size from five to six members and elected Gary D. Elliston to fill the resulting vacancy. Mr. Elliston will serve on the Compensation, Nominating, and Corporate Governance Committee.

On November 27, 2015, Ms. Moller and Mr. Elliston each received a grant of 15,000 options to purchase shares of Company common stock pursuant to the Company’s 2010 Equity Incentive Plan. The stock options have a term of five years from the date of grant and vest 50% on May 27, 2016 and 50% on November 27, 2016.

There were no arrangements or understandings between either Ms. Moller or Mr. Elliston and any other persons pursuant to which either Ms. Moller or Mr. Elliston were selected as a director, and there are no related party transactions involving either Ms. Moller or Mr. Elliston that are reportable under Item 404(a) of Regulation S-K.

Ms. Moller and Mr. Elliston will participate in Company’s standard director compensation program for non-employee directors. For a description of the program, please see the section titled “Director Compensation for Fiscal Year Ended June 30, 2015” in the Company’s most recent proxy statement.

Item 8.01                                           Other Events.

On November 24, 2015, the Company announced changes to the Annual Meeting of Stockholders (the “Meeting”) record date and meeting date.

The previously announced record date of November 9, 2015 has been changed to December 23, 2015 for determining stockholders entitled to notice of, and to vote at, the Meeting. In addition, the Company is rescheduling its Meeting from Tuesday, December 15, 2015 to Wednesday, January 27, 2016, at 9:00 A.M. Central Standard Time. The Meeting will be held at the Hotel Sorella City Centre at 800 Sorella Court, Houston, TX, 77024.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company Announcing Rescheduling of Annual Stockholders Meeting, dated November 24, 2015.
99.2	Press Release of the Company Announcing Changes to the Board of Directors, dated November 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION
(Registrant)

Date: November 27, 2015	By:	/s/ Ray Leonard
Ray Leonard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company Announcing Rescheduling of Annual Stockholders Meeting, dated November 24 2015.
99.2	Press Release of the Company Announcing Changes to the Board of Directors, dated November 24, 2015